UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 19, 2018

Colfax Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34045	54-1887631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 National Business Parkway, 5th Floor

Annapolis Junction, MD 20701

(Address of principal executive offices) (Zip Code)

(301) 323-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 19, 2018, Colfax Corporation (NYSE:CFX) (the “Company”), Motion Merger Sub, Inc., an indirect wholly-owned subsidiary of the Company (“Merger Sub”), DJO Global, Inc. (“DJO”) and Grand Slam Holdings, LLC, in its capacity as the securityholder representative, entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, subject to the terms and conditions set forth therein, the Company will acquire DJO from private equity funds managed by The Blackstone Group L.P. for approximately $3.15 billion in cash, subject to certain adjustments set forth in the Merger Agreement (the “Transaction”). The Transaction has been approved by the Board of Directors of the Company and is expected to close in the first quarter of 2019, subject to the satisfaction of customary closing conditions.

The Merger Agreement contains customary representations, warranties and covenants of DJO, the Company and Merger Sub. The covenants relate to, among other things, the conduct by DJO of its business during the period between the signing of the Merger Agreement and the closing of the Transaction, the parties’ efforts to obtain regulatory approvals in connection with the Transaction and the Company’s efforts to obtain financing for the Transaction.

The Transaction is subject to the satisfaction of customary closing conditions including, among other things, the receipt of certain regulatory approvals (or the termination or expiration of applicable waiting periods), compliance by each party with their respective covenants under the Merger Agreement, the absence of a “Material Adverse Effect” on DJO and the accuracy of each party’s representations and warranties set forth in the Merger Agreement. The Merger Agreement also provides that the Company will pay DJO a termination fee of $220.5 million if DJO terminates the Merger Agreement under certain specific conditions.

The Company expects to finance the Transaction with approximately $100 million of cash from its balance sheet, proceeds from credit facilities and a contemplated debt offering, and $500 to $700 million from a contemplated offering of equity or equity-linked securities. The Company has entered into a Commitment Letter, dated as of November 18, 2018 (the “Commitment Letter”), by and among the Company, J.P. Morgan Chase Bank, N.A, Credit Suisse AG and Credit Suisse Loan Funding LLC, pursuant to which such financial institutions have committed to provide $3.29 billion of bridge financing for the transaction (the “Bridge Facility”). The Bridge Facility availability is subject to reduction in equivalent amounts upon any incurrence by the Company of loans, notes or equity in a public offering or private placement prior to the consummation of the Transaction and upon other specified events, subject to certain exceptions set forth in the Commitment Letter. The funding of the bridge financing is contingent on the satisfaction of customary conditions, including (i) the execution and delivery of definitive documentation with respect to the bridge financing in accordance with the terms set forth in the related commitment letter, and (ii) the consummation of the Transaction in accordance with the Merger Agreement. The Commitment Letter also provides for $1.8 billion of commitments to replace the Company’s existing Credit Agreement, dated as of June 5, 2015, among the Company, as borrower, the subsidiaries of the Company parties thereto as guarantors, the other parties thereto and Deutsche Bank AG New York Branch, as administrative agent (as amended, restated or otherwise modified through the date hereof, the “Existing Credit Agreement”), which commitments are contingent on the failure to obtain certain amendments to the Existing Credit Agreement set forth in the Commitment Letter, including an amendment to allow the Company to draw on commitments available under the Existing Credit Agreement to fund the Transaction with the same conditionality as contemplated for the Bridge Facility.

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and the terms of which are incorporated herein by reference. The foregoing description of the Commitment Letter and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Commitment Letter, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.2 and the terms of which are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

A copy of the press release of the Company, dated November 19, 2018, announcing the acquisition of DJO is furnished with this Current Report on Form 8-K as Exhibit 99.1. A copy of the investor presentation issued by the Company on November 19, 2018 is also furnished with this Current Report on Form 8-K as Exhibit 99.2. The information contained in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1 Agreement and Plan of Merger dated November 19, 2018.

2.2 Commitment Letter dated November 18, 2018.

99.1 Press Release dated November 19, 2018.

99.2 Investor Presentation dated November 19, 2018.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or via an exemption from the requirements of the Securities Act.

Cautionary Note Concerning Forward Looking Statements

This report contains forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, objectives, expectations and intentions and other statements that are not historical or current fact. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to risks and uncertainties regarding the Company and DJO’s respective businesses and the Transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, (i) the ability of the parties to successfully complete the Transaction on anticipated terms and timing, including obtaining required regulatory approvals and other conditions to the completion of the Transaction, (ii) access to available financing on a timely basis and reasonable terms, (iii) the effects of the Transaction on the Company and DJO operations, including on the combined company’s future financial condition and performance, operating results, strategy and plans, including anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, losses, future prospects, business and management strategies for the management, expansion and growth of the new combined company’s operations, and (iv) other factors detailed in the Company’s and DJO’s respective reports filed with the U.S. Securities and Exchange Commission on Form 10-K and Form 10-Q. In addition, these statements are based on a number of assumptions that are subject to change. This report speaks only as of the date hereof. The Company disclaims any duty to update the information herein.

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated November 19, 2018

2.2	Commitment Letter dated November 18, 2018

99.1	Press Release dated November 19, 2018

99.2	Investor Presentation dated November 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 19, 2018

Colfax Corporation

By:	/s/ Christopher M. Hix
Name:	Christopher M. Hix
Title:	Chief Financial Officer and Treasurer

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